UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 7, 2006

EDUCATION MANAGEMENT LLC

(Exact name of registrant as specified in its charter)

Pennsylvania	333-137605	20-4506022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01 Entry into a Material Definitive Agreement

Executive Employment Agreements. On December 7, 2006, Education Management LLC (the “Company”) entered into employment agreements with Joseph A. Charlson, Senior Vice President and Chief Marketing Officer, John M. Mazzoni, President of The Art Institutes, Stacey Sauchuk, Senior Vice President of Academic Programs and Student Affairs, John T. South III, Senior Vice President, Chancellor of South University and Chairman of the Board of Trustees of Argosy University, and Stephen J. Weiss, President of EDMC Online Higher Education (each an “Employment Agreement and, collectively, the “Employment Agreements”). In addition, the Company entered into a letter agreement with Mr. South on December 7, 2006 addressing certain issues related to his employment with the Company. Copies of the Employment Agreements are attached as Exhibit 10.01 (Mr. Charlson), 10.02 (Mr. Mazzoni), 10.03 (Ms. Sauchuk), 10.04 (Mr. South), and 10.06 (Mr. Weiss). Mr. South’s letter agreement is attached as Exhibit 10.05.

Each of the Employment Agreements is for a term of three years ending on December 7, 2009 and is subject at the end of that initial term to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 180 days prior to any renewal date. The salaries and target bonus percentages for each executive are as follows: Mr. Charlson receives a base salary of $275,000 and a target bonus of 80% of his base salary; Mr. Mazzoni receives a base salary of $300,000 and a target bonus of 90% of his base salary; Ms. Sauchuk receives a base salary of $250,000 and a target bonus of 60% of her base salary; Mr. South receives a base salary of $300,000 and a target bonus of 80% of his base salary; and Mr. Weiss receives a base salary of $300,000 and a target bonus of 100% of his annual salary.

The Company may terminate each Employment Agreement with or without cause and each executive may resign in each case, other than a termination for cause, upon 30 days advance written notice to the other party. Under each Employment Agreement, if the executive is terminated during the term of the agreement other than for cause (as defined in the Employment Agreements), or by the executive for good reason (as defined in the Employment Agreement), the executive is entitled to a monthly severance payment equal to the sum of his or her monthly base salary plus one-twelfth of his or her target annual bonus for a period of twelve months (or 18 months in the case of Mr. Weiss) after termination and a pro-rata annual bonus based on his or her target annual bonus. In the event that such termination without cause or for good reason is in anticipation of or within two years following a change of control, the executive will receive a lump sum payment equal to (i) two times the sum of his or her base salary plus the target annual bonus, and (ii) a pro-rata annual bonus based on his or her target annual bonus.

In addition, each Employment Agreement will terminate prior to its scheduled expiration date in the event of the executive’s death or disability. In the event of the executive’s death during the employment term, the Company will continue to pay the executive’s base salary and pro rata bonus to the executive’s estate (or a person designated by the executive to the Company) for a period of six months after the executive’s date of death. In the event of the executive’s disability, the Company will pay the executive all amounts due under the Employment Agreement until the next anniversary of the date of the Employment Agreement.

Each Employment Agreement also includes non-competition, non-solicitation and confidentiality covenants. The non-competition provision continues for a period of twelve months following termination of employment. The letter agreement entered into with Mr. South in connection with his Employment Agreement provides that the Company will reimburse him for certain private club dues and up to $160,000 per fiscal year in business expenses incurred in connection with use of an airplane of which he is a co-owner.

Stock Option Awards. On December 7, 2006, Education Management Corporation (the “Parent”) entered into option agreements with Messrs Charlson, Mazzoni, South and Weiss and Ms. Sauchuk. The form option agreements are attached hereto as Exhibit 10.07 (Time Vested Option Agreement) and 10.08 (Performance Vested Option Agreement). The option awards to each executive were divided equally between time vested and performance vested options. The total option awards were as follows: Mr. Charlson received 36,200 options; Mr. Mazzoni received 66,200 options; Ms. Sauchuk received 13,200 options; Mr. South received 44,600 options; and Mr. Weiss received 88,300 options. The Time Vested Option Agreement for each executive provides that twenty percent of options vest on June 1 of each of the next five years and any remaining unvested options vest upon a change of control of the Parent. In addition, each executive will vest in an additional twenty percent of the time vested option grant on the next vesting date after he or she leaves the Company in the event that his or her termination is by the Company without cause or by the executive for good reason. The performance vested options granted to each executive vest based on returns to Providence Equity Partners and its affiliates and Goldman Sachs Capital Partners and its affiliates on their respective investments in the capital stock of the Parent.

Item 9.01 Financial Statements and Exhibits

a) Not Applicable

b) Not Applicable

c) Exhibits. The following exhibit is included with this report:

Exhibit No.	Description
10.01	Employment Agreement dated December 7, 2006 between Education Management LLC and Joseph A. Charlson.

10.02	Employment Agreement dated December 7, 2006 between Education Management LLC and John M. Mazzoni.

10.03	Employment Agreement dated December 7, 2006 between Education Management LLC and Stacey Sauchuk.

10.04	Employment Agreement dated December 7, 2006 between Education Management LLC and John T. South, III.

10.05	Letter Agreement dated December 7, 2006 between Education Management LLC and John T. South, III.

10.06	Employment Agreement dated December 7, 2006 between Education Management LLC and Stephen J. Weiss.

10.07	Form of Executive Time Vested Stock Option Agreement.

10.08	Form of Executive Performance Vested Stock Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2006	EDUCATION MANAGEMENT LLC

	By:	/s/ Edward H. West
Edward H. West
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.01	Employment Agreement dated December 7, 2006 between Education Management LLC and Joseph A. Charlson.

10.02	Employment Agreement dated December 7, 2006 between Education Management LLC and John M. Mazzoni.

10.03	Employment Agreement dated December 7, 2006 between Education Management LLC and Stacey Sauchuk.

10.04	Employment Agreement dated December 7, 2006 between Education Management LLC and John T. South, III.

10.05	Letter Agreement dated December 7, 2006 between Education Management LLC and John T. South, III.

10.06	Employment Agreement dated December 7, 2006 between Education Management LLC and Stephen J. Weiss.

10.07	Form of Executive Time Vested Stock Option Agreement.

10.08	Form of Executive Performance Vested Stock Option Agreement.